                                                                    EXHIBIT 99.8

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

In re: Lason PMC, Inc.                               Case No.: 01-11492

                                                     Reporting Period: May, 2002

                                                                      CURRENT                   CUMULATIVE
                                                                      -------                   ----------
Cash - Beginning of the Month                                           $1,383.62                     $1,383.62

Receipts                                                      Operating
Total Receipts                                                              $0.00                         $0.00

Disbursements
Total Disbursements                                                         $0.00                         $0.00

Net Cash Flow                                                               $0.00                         $0.00

Cash - End of the Month                                                 $1,383.62                     $1,383.62


In re: Lason PMC, Inc.                                         Case No. 01-11492
Debtor                                               Reporting Period: May, 2002
                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligation.

                                   ASSETS                                   BOOK VALUE AT END OF          BOOK VALUE ON PETITION
                                                                          CURRENT REPORTING MONTH                  DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                                         1,384                         1,384
Restricted Cash and Cash Equivalents (see continuation sheet)                                                               -
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS                                                                      1,384                         1,384
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT                                                                    -                             -
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                                                       19,346,912                    19,346,912
TOTAL OTHER ASSETS                                                                   19,346,912                    19,346,912

TOTAL ASSETS                                                                         19,348,296                    19,348,296

                        LIABILITIES AND OWNER EQUITY                        BOOK VALUE AT END OF          BOOK VALUE ON PETITION
                                                                          CURRENT REPORTING MONTH                 DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (POSTPETITION)
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES                                                                -                             -
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES                                                                -                             -

TOTAL LIABILITIES                                                                             -                             -
OWNER EQUITY
Capital Stock                                                                               100                           100
Additional Paid-In Capital                                                           14,059,829                    14,059,829
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition                                                      5,288,367                     5,288,367
Retained Earnings - Postpetition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY                                                                     19,348,296                    19,348,296
TOTAL LIABILITIES AND OWNERS' EQUITY                                                 19,348,296                    19,348,296

In re: Lason PMC, Inc.                                         Case No. 01-11492
Debtor                                              Reporting Period : May, 2002
                       BALANCE SHEET - CONTINUATION SHEET


                                  ASSETS                                  BOOK VALUE AT END OF         BOOK VALUE ON PETITION
                                                                        CURRENT REPORTING MONTH                 DATE
Other Current Assets









Other Assets

Due to Lason PMC                                                               19,193,036                   19,193,036
Organization Costs - net                                                          153,876                      153,876





                                                                               19,346,912                   19,346,912
                       LIABILITIES AND OWNER EQUITY                       BOOK VALUE AT END OF         BOOK VALUE ON PETITION
                                                                        CURRENT REPORTING MONTH                 DATE
Other Postpetition Liabilities







Adjustments to Owner Equity





Post petition Contributions (Distributions) (Draws)






Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into separate account, such as an escrow account.